UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2021

LEXINGTON REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland		1-12386	13-3717318
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Plaza, Suite 4015,	New York,	New York	10119-4015
(Address of Principal Executive Offices)			(Zip Code)
(212) 692-7200
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest, par value $0.0001 per share, classified as Common Stock	LXP	New York Stock Exchange
6.50% Series C Cumulative Convertible Preferred Stock, par value $0.0001 per share	LXPPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

On July 12, 2021, the Sixth Amended and Restated Agreement of Limited Partnership of Lepercq Corporate Income Fund L.P., which we refer to as LCIF, dated as of December 30, 2013, was amended to (1) provide for an in-kind redemption for certain limited partners and (2) remove a consent right of certain limited partners following the in-kind redemption. The foregoing description of the amendment is qualified in its entirety by reference to the First Amendment to Sixth Amended and Restated Agreement of Limited Partnership of Lepercq Corporate Income Fund L.P. attached as Exhibit 3.1 to this Current Report on Form 8-K.

On July 12, 2021, LCIF redeemed 1,598,906 units of limited partner interest, which we refer to as OP units, in exchange for the distribution of the entities that own the following properties and the assumption of indebtedness secured by such properties:

	Location	Property Type
1	Venice, FL	Other
2	Mission, TX	Other
3	Baltimore, MD	Other

At the time of redemption, the properties were encumbered with an aggregate of approximately $13 million of mortgage indebtedness, which, together with the value of the OP units, resulted in a total disposition consideration of approximately $35 million for the properties.

Following the redemption, Lexington Realty Trust, which we refer to as the Trust, now expects to merge LCIF with and into the Trust by December 31, 2022.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

3.1	First Amendment to Sixth Amended and Restated Agreement of Limited Partnership of Lepercq Corporate Income Fund L.P., dated as of July 12, 2021.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: July 16, 2021	By:	/s/ Joseph S. Bonventre
Joseph S. Bonventre
Secretary